UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 26, 2007

AMERICAN BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-51500 (Commission file number)	55-0897507 (I.R.S. Employer Identification Number)
365 Broad Street, Bloomfield, New Jersey 07003 (Address of Principal Executive Offices) (973) 748-3600 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 26, 2007, the Board of Directors of American Bancorp of New Jersey, Inc. (the "Company") approved amendments to Article VII of the Company's bylaws to allow for the issuance of uncertificated shares of the Company's stock, in order to comply with rules adopted by the NASDAQ Stock Market that require listed companies to be eligible for a direct registration system ("DRS") by January 1, 2008. A DRS permits a stockholder's ownership to be recorded and maintained on the books of the issuer or its transfer agent without issuance of a physical stock certificate. A copy of the company's amended and restated bylaws is attached as Exhibit 3.1 to this report.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	3.1	Amended and Restated Bylaws of the Company

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Bancorp of New Jersey, Inc. (Registrant)
Date:	December 10, 2007	/s/ Eric B. Heyer Eric B. Heyer Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company

4
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